                       SEMIANNUAL REPORT / APRIL 30 2001

                         AIM LARGE CAP BASIC VALUE FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

          STILL LIFE WITH CURTAIN AND FLOWERED PITCHER BY PAUL CEZANNE

          THE FRENCH PAINTER CEZANNE FOUND BEAUTY IN EVERYDAY OBJECTS

         WITHOUT HAVING TO REMAKE THEM. HE PAINTED WHAT HE SAW -- WHAT

       EVERYONE SEES--AND HIS WORK MADE THE ORDINARY SEEM EXTRAORDINARY.

              IN A SIMILAR FASHION, AIM LARGE CAP BASIC VALUE FUND

         BELIEVES THAT VALUE CAN BE FOUND IN LARGE, FAMILIAR COMPANIES.

                     -------------------------------------


AIM Large Cap Basic Value Fund seeks long-term growth of capital, with current income as a secondary objective, by investing in the equity securities of large-capitalization companies.

ABOUT PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Basic Value Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o   Had the advisor not absorbed fund expenses, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o In addition to the returns as of 4/30/01 shown in the table nearby, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/01, the most recent calendar quarter-end, which were: Class A shares, one year, 5.72%; inception (6/30/99), 8.63%. Because the fund's Class B and Class C shares have been offered for less than a year (since 8/1/00), their returns are cumulative total returns that have not been annualized. Those returns as of 3/31/01 were: Class B shares, 3.77%; Class C shares, 7.87%.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 1000 Stock Index represents the performance of the stocks of large-capitalization companies. Its value component, the Russell 1000 Value Index, measures the performance of Russell 1000 companies with lower price/book ratios and forecasted growth values.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER INSURED NOR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (6/30/99)                  11.34%
  1 Year                               11.86*
  *18.32% excluding sales charges

CLASS B SHARES**
  Inception (8/1/00)                    9.51%*
  *14.51% excluding CDSC

CLASS C SHARES**
  Inception (8/1/00)                   13.61%*
  *14.61% excluding CDSC

*Cumulative total returns which have not been annualized.

Past performance cannot guarantee comparable future results.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
================================================================================


                         AIM LARGE CAP BASIC VALUE FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                  Dear Fellow Shareholder:

                  The six months ended April 30, 2001, the period covered by
[PHOTO OF         this report, were among the most difficult we have seen in
ROBERT H.         equity markets in years. Major indexes, both foreign and
GRAHAM]           domestic, posted negative returns, with the technology sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                      What's the lesson? Well, just as the dot-com disaster
                  taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                      During the long bull market, which ran from 1982 until
                  last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true.
                  Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman


                         AIM LARGE CAP BASIC VALUE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

AMID MARKET VOLATILITY, INVESTORS REDISCOVER VALUE INVESTING

HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
Given the significant volatility that affected the markets during 2000, many investors rediscovered the importance of investing a part of their portfolios in value stocks. For the six-month period ended April 30, 2001, AIM Large Cap Basic Value Fund's Class A, Class B and Class C shares returned 3.69%, 3.37% and 3.45% respectively, excluding sales charges. The fund outperformed its benchmark index, the Russell 1000 Value Index, which returned -0.14% for the same period.
    The fund continues to experience a dramatic increase in its total net assets. During the reporting period, total net assets rose from $9.95 million to $98.03 million.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?
The last six months have taught many new investors an important lesson: the stock market sometimes declines. During the fourth quarter of 2000 and the first quarter of 2001, the booming stock market of the 1990s was humbled. Investors avoided large-cap growth stocks generally and technology stocks in particular; some sought out more value-oriented stocks, while others abandoned the stock market entirely.
    The Federal Reserve Board (the Fed), which spent much of 1999 and 2000 battling the perceived threat of inflation, suddenly found itself battling the very real threat of economic recession. In December 2000, the Fed publicly revealed that its recessionary worries exceeded its inflationary concerns. Four times during the reporting period--twice in January, once in March and again in April--the Fed lowered short-term interest rates by 50 basis points (for a total decrease of 200 basis points, or 2.0%) in a dramatic effort to revive a rapidly weakening economy. But the rate cuts caused the market to rally only briefly.
    After several years in which growth stocks outperformed value stocks, across all market capitalizations value stocks outperformed growth stocks for the year ended April 30, 2001--and by dramatic margins. The value component of the Russell 1000 Index (which measures large-capitalization companies), for example, returned 6.43%, while the growth component returned -32.25%.

WHAT CAUSED THE ECONOMY AND THE MARKETS TO WEAKEN?
The Fed's long string of interest-rate increases successfully slowed the economy--possibly more dramatically than intended. Economic growth slowed from 4.8% in the first quarter of 2000 to 1.0% in the fourth quarter; it increased somewhat to 1.3% in the first quarter of 2001. Those rate hikes made it more expensive for companies to borrow and expand. Interest-rate-sensitive telecom companies and manufacturers were particularly hurt by rising interest rates.
    Beginning in the fourth quarter, the number of earnings warnings and high-profile layoff announcements increased, unnerving investors and consumers. The dot-com collapse temporarily provided more viable businesses with a plentiful supply of almost-new telecom and Internet equipment; this resulted in sharply reduced demand for new technology-related equipment in the fourth quarter, prompting additional layoff announcements. Indeed, in April unemployment hit 4.5%--low by historical standards but a two-and-a-half-year high.

GIVEN MARKET VOLATILITY, HOW DID YOU MANAGE THE FUND?
As always, we continued to look for stocks selling at a substantial discount to calculated intrinsic value. The current market decline has allowed us to concentrate on the best valuation opportunities among primarily large-cap companies. Remember, we make the decision to buy a particular stock based on bottom-up research of that potential holding and an assessment of its intrinsic value, not on the basis of any macro-economic projections or sector analysis.
    At the close of the reporting period,

                                 [COVER IMAGE]

FUND PERFORMANCE
GROWTH OF NET ASSETS
10/31/00-4/30/01

================================================================================
 4/30/01     9.95 million

10/31/00   $98.03 million
================================================================================

FUND VS. INDEX
For the six months ended 4/30/01, excluding sales charges
================================================================================

FUND CLASS A SHARES         3.69%

FUND CLASS B SHARES         3.37%

FUND CLASS C SHARES         3.45%

RUSSELL 1000 VALUE INDEX   -0.14%
================================================================================

          See important fund and index disclosures inside front cover.

                         AIM LARGE CAP BASIC VALUE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

========================================================================================================
TOP 10 EQUITY HOLDINGS                                   TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------
 1. Computer Associates International, Inc.    3.57%      1. Financial (Diversified)             10.51%
 2. Gap, Inc. (The)                            3.46       2. Oil & Gas (Drilling & Equipment)     5.39
 3. Bank of America Corp.                      3.44       3. Manufacturing (Diversified)          5.25
 4. J.P. Morgan Chase & Co.                    3.30       4. Services (Data Processing)           4.90
 5. Transocean Sedco Forex Inc.                3.29       5. Banks (Major Regional)               4.55
 6. Freddie Mac                                3.18       6. Computers (Software & Services)      3.57
 7. Tyco International Ltd. (Bermuda)          3.18       7. Retail (Specialty Apparel)           3.46
 8. Alcoa Inc.                                 3.16       8. Banks (Money Center)                 3.44
 9. Waste Management, Inc.                     3.11       9. Electric Companies                   3.36
10. Kroger Co. (The)                           3.02      10. Aluminum                             3.16

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
========================================================================================================

that bottom-up research led us to be overweighted in consumer-cyclical, financial and technology stocks relative to the S&P 500.

WHY WOULD ANY VALUE FUND BE OVERWEIGHT TECHNOLOGY STOCKS?
The short answer is because we're doing lots of bottom-up research to identify select opportunities that avoided the tech carnage. Even after the valuation compression, big-name tech companies like Cisco and Nortel haven't come close to meeting our valuation criteria, and as a result we don't own them. Instead, we own several computer-services companies (including Ceridian, Equifax and First
Data) where we've made significant money over the years. These stocks performed especially well last year, when investors put a premium on businesses with predictable and recurring revenues and earnings. We also have positions in several computer-software stocks, including Computer Associates and BMC Software.

WHY DO YOU FIND FINANCIALS AND CONSUMER CYCLICALS ATTRACTIVE?
Our financial holdings are increasingly credit-sensitive and interest-rate-sensitive. Our bottom-up research has identified banks and other financial firms likely to benefit from the credit cycle and from the Fed's aggressive rate-cutting. That same research has identified several consumer-cyclical stocks--including such household names as Gap and Target--that have fallen victim to a slowing economy but that continue to have attractive valuations and significant underlying earnings power.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
At the close of the reporting period, markets remained volatile and economic indicators remained mixed. The Fed remained concerned about weakness in the economy. Historically, declining interest rates have been a powerful catalyst for reinvigorating the economy--precisely the medicine the stock market seems to require. A revitalized business climate could help restore confidence in stocks generally and in growth stocks specifically.
    As a result of the stock-market correction, fund managers now see some of the most attractive stock valuations in years. Key economic indicators also were encouraging: inflation continued to be subdued, and unemployment--despite some recently announced high-profile layoffs--remained low. Despite the markets' short-term decline, fund managers believe that as in the past, the stocks of companies that deliver consistent earnings growth at attractive valuations will be rewarded.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
A new service--electronic delivery of fund reports and prospectuses--is now available. You can read the same AIM report you are reading now -- online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
    If you receive your account state- ments, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                         AIM LARGE CAP BASIC VALUE FUND

SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site -- www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds --Registered Trademark-- o AMVESCAP National Trust Company

                         AIM LARGE CAP BASIC VALUE FUND

SEMIANNUAL REPORT / FOR CONSIDERATION

A PROSPEROUS RETIREMENT: IT'S UP TO YOU, AND IT CAN BE DONE

Many experts predict that Social Security could go broke sometime between 2020 and 2030 as the number of retirees outpaces the ability of the workforce to pay for their benefits through taxes. Lawmakers are sharply divided on ways to remedy this impending problem.
    Meanwhile, the Social Security Administration is sending Americans a wake-up call. The agency now mails annual contributions and benefit statements to all workers covered by Social Security. You should receive your statement three months before your birthday.
    The most important information in the statement is an estimate of the monthly retirement benefit you will receive at age 62, at full retirement and at age 70. Many people may be shocked to learn how small that amount will be.

RETIREMENT IS EXPENSIVE
Social Security and pensions account for only 43% of the retirement income needed by affluent retirees, according to the Social Security Administration and the U.S. Bureau of Labor Statistics. The other 57% may need to come from personal savings. Financial experts estimate that most people will need about 75% of their current annual income to maintain their lifestyle in retirement.
    If you're depending on Social Security alone, you may have to scale back your lifestyle considerably upon retirement.

WOULD YOU RATHER BE A MILLIONAIRE?
Of course you would. What to do? You could try to become a guest on the hit television quiz show. A more practical way is to save and invest now for a comfortable retirement later. But remember: when planning for retirement, time can be your best friend--or your worst enemy. Time can affect your retirement plans in three ways.

o The longer you wait to begin saving for retirement, the more you'll have to save to accumulate the nest egg you'll need, as the table nearby shows.
o Even modest inflation means that each dollar you save today will be less valuable 20 or 30 or 40 years from now. Over a 25-year period, a 2% annual rate of inflation reduces the value (the "buying power") of $1,000 to just $610.
o As Americans live longer, they need their retirement savings to last longer. More and more Americans each year outlive their savings.

Let's estimate you'll need $1 million to live comfortably in retirement. How much will you need to save each month to reach your goal--if you start early, or if you wait to begin saving?

THE LESSON? START SAVING EARLY
Procrastination can be expensive. The longer you wait to begin your retirement saving plan, the more you'll have to save

--------------------------------------------------------------------------------
WILL YOU HAVE ENOUGH FOR RETIREMENT?
Social Security and pensions account for 43% of the retirement income needed by affluent retirees. The rest must come from personal savings.

                                  [PIE CHART]

================================================================================
Social Security and Pensions  43%

Personal Savings              57%

Source: Social Security Administration and U.S. Bureau of Labor Statistics
================================================================================

                                    [PHOTO]

STARTING EARLY MAKES IT EASIER TO SAVE FOR RETIREMENT

================================================================================
                YEARS TO                                MONTHLY SAVINGS
CURRENT         SAVE UNTIL        RETIREMENT            NEEDED TO
AGE             RETIREMENT        SAVINGS GOAL          REACH GOAL
--------------------------------------------------------------------------------

25              40                $1,000,000            $   85
35              30                $1,000,000            $  284
45              20                $1,000,000            $1,001
55              10                $1,000,000            $4,305

All figures assume a 12% annual return on investments. This hypothetical example is for illustrative purposes only and is not intended to represent the performance of any particular fund, IRA or investor. Your actual return isn't likely to be consistent from year to year and there is no guarantee that a specific rate of return will be achieved.
================================================================================

                         AIM LARGE CAP BASIC VALUE FUND
each month to build an adequate retirement nest egg. The person who starts saving at 25 may be able to accumulate $1 million by saving just $85 a month. Someone who waits to age 35 before beginning to save for retirement will have to contribute more than three times as much each month to make up for lost time!

START WITH A PRACTICAL INVESTMENT PLAN
A comfortable retirement is within your reach. But you'll need a practical investment plan to get there. So consider the four steps described here and talk them over with your financial advisor. He or she can help you devise a plan and choose investments suited to your unique circumstances.

1. IF YOU HAVE A 401(K) PLAN, CONTRIBUTE TO IT--AND MAKE THE MOST OF EMPLOYER MATCHING. If your employer matches 401(k) contributions, contribute at least enough to maximize the company's contribution, If the company match is 5% of your salary, contribute at least 5% of your pay yourself. From your standpoint, the employer contribution is "free" money.

2. CONTRIBUTE TO AN IRA TOO. Even if you can't deduct an IRA contribution, you can enjoy an IRA's tax-deferred compounding. And don't forget the added advantage of the spousal IRA.

3. DIVERSIFY! Asset diversification helps manage risk because different types of assets behave differently. If you put your retirement assets into mutual funds, consider buying more than one type of fund.

4. IF YOU HAVE TIME, INVEST AGGRESSIVELY. Historically, small-company stocks have provided the highest returns. They can be volatile in the short term, but if you can be patient, consider including aggressive small-company growth funds in your portfolio.

DOLLAR-COST AVERAGING TYPICALLY LOWERS THE COST OF INVESTING
One simple way to save for retirement is to use an installment plan. With a strategy called dollar-cost averaging, you can commit a fixed amount of money to an investment at regular intervals. There are several advantages to this plan:

o Regular investing of equal amounts helps you make the most of market highs and lows. You automatically buy more shares when prices are low and fewer when prices are high.
o Your average cost per share is less than your average price per share, The only time this would not occur is if the share price remained constant,
o This strategy is especially appropriate for long-term investments, such as retirement plans, because the longer you maintain a regular investment pro-gram, the more likely you will be to buy shares at a wide variety of prices.
o By systematically investing, you will be less tempted to make decisions on the basis of short-term events and your emotions. Your fortunes as an investor won't depend on your ability to make the right call about future trends.

   Of course, no investment strategy--not even dollar-cost averaging--is guaranteed to result in profits or protect against losses in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, you should consider your ability to continue purchases through periods of low price levels.

WHAT SHOULD YOU DO?
Visit your financial advisor. He or she can help you determine how much money you'll actually need in retirement and how to earn that money through careful investments.

================================================================================
DOLLAR-COST AVERAGING LOWERS COST OF INVESTING

                          AMOUNT               SHARE             SHARES
MONTH                     INVESTED             PRICE            PURCHASED
--------------------------------------------------------------------------------

JANUARY                  $  200                $ 24               8.333
FEBRUARY                 $  200                $ 20              10.000
MARCH                    $  200                $ 14              14.286
APRIL                    $  200                $ 18              11.111
MAY                      $  200                $ 22               9.091
JUNE                     $  200                $ 24               8.333
SIX-MONTH TOTAL          $1,200                $122              61.154

Average price per share: $122 divided by 6 equals $20.33;
Average cost to you per share: $1,200 divided by 61.154 equals $19.62
================================================================================

                         AIM LARGE CAP BASIC VALUE FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-95.85%

ALUMINUM-3.16%

Alcoa Inc.                               74,800   $  3,096,720
==============================================================

AUTOMOBILES-1.29%

General Motors Corp.                     23,100      1,266,111
==============================================================

BANKS (MAJOR REGIONAL)-4.55%

Bank One Corp.                           42,500      1,605,225
--------------------------------------------------------------
FleetBoston Financial Corp.              74,300      2,850,891
==============================================================
                                                     4,456,116
==============================================================

BANKS (MONEY CENTER)-3.44%

Bank of America Corp.                    60,300      3,376,800
==============================================================

BUILDING MATERIALS-2.60%

Masco Corp.                             111,000      2,553,000
==============================================================

CHEMICALS-1.61%

Air Products & Chemicals, Inc.           36,650      1,575,583
==============================================================

COMPUTERS (HARDWARE)-1.78%

Compaq Computer Corp.                    99,900      1,748,250
==============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-3.57%

Computer Associates International,
  Inc.                                  108,700      3,499,053
==============================================================

CONSUMER FINANCE-2.56%

Providian Financial Corp.                47,000      2,505,100
==============================================================

DISTRIBUTORS (FOOD & HEALTH)-1.24%

McKesson HBOC, Inc.                      39,300      1,212,012
==============================================================

ELECTRIC COMPANIES-3.36%

Edison International(a)                  70,100        690,485
--------------------------------------------------------------
Orion Power Holdings, Inc.(a)            44,800      1,442,560
--------------------------------------------------------------
PG&E Corp.(a)                           129,900      1,165,203
==============================================================
                                                     3,298,248
==============================================================

ELECTRICAL EQUIPMENT-1.69%

Koninklijke (Royal) Philips
  Electronics N.V.- ADR
  (Netherlands)                          53,670      1,653,036
==============================================================

ELECTRONICS (SEMICONDUCTORS)-0.44%

Altera Corp. (a)(b)()                    17,000        429,930
==============================================================

FINANCIAL (DIVERSIFIED)-10.51%

Citigroup Inc.                           56,793      2,791,376
--------------------------------------------------------------
Freddie Mac                              47,400      3,118,920
--------------------------------------------------------------
J.P. Morgan Chase & Co.                  67,400      3,233,852
--------------------------------------------------------------
MGIC Investment Corp.                    17,800      1,156,822
==============================================================
                                                    10,300,970
==============================================================

                                                     MARKET
                                       SHARES        VALUE
HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.42%

Pharmacia Corp.                          26,657   $  1,393,095
==============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-3.14%

HCA-Healthcare Co. (The)                 47,200      1,826,640
--------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                        69,900      1,252,608
==============================================================
                                                     3,079,248
==============================================================

HEALTH CARE (MANAGED CARE)-1.75%

UnitedHealth Group Inc.                  26,200      1,715,576
==============================================================

INSURANCE (LIFE/HEALTH)-2.11%

UnumProvident Corp.                      69,100      2,066,781
==============================================================

INSURANCE (MULTI-LINE)-1.36%

American International Group,
  Inc.                                   16,247      1,329,005
==============================================================

INSURANCE (PROPERTY &
  CASUALTY)-1.60%

XL Capital Ltd.-Class A (Bermuda)        22,100      1,564,680
==============================================================

INSURANCE BROKERS-1.21%

Marsh & McLennan Cos., Inc.              12,350      1,191,034
==============================================================

LEISURE TIME (PRODUCTS)-1.22%

Mattel, Inc.                             74,000      1,195,100
==============================================================

MANUFACTURING (DIVERSIFIED)-5.25%

Illinois Tool Works Inc.                 32,000      2,028,160
--------------------------------------------------------------
Tyco International Ltd. (Bermuda)        58,400      3,116,808
==============================================================
                                                     5,144,968
==============================================================

OIL (INTERNATIONAL
  INTEGRATED)-1.57%

Exxon Mobil Corp.                        17,346      1,536,856
==============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-5.39%

ENSCO International Inc.                 26,100      1,015,290
--------------------------------------------------------------
Transocean Sedco Forex Inc.              59,377      3,222,984
--------------------------------------------------------------
Weatherford International, Inc.(a)       17,900      1,042,317
==============================================================
                                                     5,280,591
==============================================================

PAPER & FOREST PRODUCTS-1.67%

International Paper Co.                  41,800      1,637,724
==============================================================

PHOTOGRAPHY/IMAGING-1.47%

Eastman Kodak Co.                        33,100      1,439,850
==============================================================

RETAIL (FOOD CHAINS)-3.02%

Kroger Co. (The)(a)                     131,000      2,959,290
==============================================================

RETAIL (GENERAL MERCHANDISE)-1.71%

Target Corp.                             43,700      1,680,265
==============================================================

                                                     MARKET
                                       SHARES        VALUE
RETAIL (SPECIALTY-APPAREL)-3.46%

Gap, Inc. (The)                         122,400   $  3,391,704
==============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-2.61%

Arbitron Inc.(a)                         15,800        329,904
--------------------------------------------------------------
H&R Block, Inc.                          40,600      2,233,000
==============================================================
                                                     2,562,904
==============================================================

SERVICES (COMPUTER SYSTEMS)-2.21%

Electronic Data Systems Corp.            33,600      2,167,200
==============================================================

SERVICES (DATA PROCESSING)-4.90%

Ceridian Corp.(a)                       112,000      2,016,000
--------------------------------------------------------------
First Data Corp.                         41,400      2,792,016
==============================================================
                                                     4,808,016
==============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-1.77%

AT&T Corp.                               77,700      1,731,156
==============================================================

TELEPHONE-2.10%

SBC Communications Inc.                  48,300      1,992,375
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
TELEPHONE-(CONTINUED)

Verizon Communications Inc.               1,300   $     71,591
==============================================================
                                                     2,063,966
==============================================================

WASTE MANAGEMENT-3.11%

Waste Management, Inc.                  124,950      3,050,029
==============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $89,889,637)                                  93,959,967
==============================================================
                                     PRINCIPAL
                                       AMOUNT
U.S. GOVERNMENT AGENCY
  SECURITIES-5.45%

Student Loan Marketing Association
  Disc. Notes, 4.50%, 05/01/01
  (Cost $5,342,000)(c)               $5,342,000      5,342,000
==============================================================
TOTAL INVESTMENTS-101.30% (Cost
    $95,231,637)                                    99,301,967
==============================================================
OTHER ASSETS LESS
    LIABILITIES-(1.30%)                             (1,274,005)
==============================================================
NET ASSETS-100.00%                                $ 98,027,962
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Disc.  - Discounted

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  A portion of this security is subject to call options written. See Note 7.
(c) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.
 8

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $95,231,637)                                  $ 99,301,967
------------------------------------------------------------
Cash                                                   1,599
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 1,444,734
------------------------------------------------------------
  Dividends                                           54,013
------------------------------------------------------------
Investment for deferred compensation plan              8,569
------------------------------------------------------------
Other assets                                          37,270
============================================================
    Total assets                                 100,848,152
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            2,566,365
------------------------------------------------------------
  Fund shares reacquired                             115,896
------------------------------------------------------------
  Options written (premiums received
    $20,144)                                           6,587
------------------------------------------------------------
  Deferred compensation plan                           8,569
------------------------------------------------------------
Accrued administrative services fees                   4,041
------------------------------------------------------------
Accrued distribution fees                             50,688
------------------------------------------------------------
Accrued trustees' fees                                   720
------------------------------------------------------------
Accrued transfer agent fees                           22,618
------------------------------------------------------------
Accrued operating expenses                            44,706
============================================================
    Total liabilities                              2,820,190
============================================================
Net assets applicable to shares outstanding     $ 98,027,962
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 47,392,040
____________________________________________________________
============================================================
Class B                                         $ 36,239,265
____________________________________________________________
============================================================
Class C                                         $ 14,396,657
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                            3,812,036
____________________________________________________________
============================================================
Class B                                            2,928,865
____________________________________________________________
============================================================
Class C                                            1,163,291
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      12.43
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.43 divided by
      94.50%)                                   $      13.15
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                       $      12.37
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                       $      12.38
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $3,227)                                         $  268,983
------------------------------------------------------------
Interest                                             130,338
============================================================
    Total investment income                          399,321
============================================================

EXPENSES:

Advisory fees                                        142,136
------------------------------------------------------------
Administrative services fees                          24,726
------------------------------------------------------------
Custodian fees                                        17,280
------------------------------------------------------------
Distribution fees -- Class A                          41,156
------------------------------------------------------------
Distribution fees -- Class B                          86,984
------------------------------------------------------------
Distribution fee -- Class C                           36,277
------------------------------------------------------------
Transfer agent fees -- Class A                        25,429
------------------------------------------------------------
Transfer agent fees -- Class B                        21,416
------------------------------------------------------------
Transfer agent fee -- Class C                          8,932
------------------------------------------------------------
Trustees' fees                                         4,720
------------------------------------------------------------
Registration and filing fees                          38,010
------------------------------------------------------------
Other                                                 24,608
============================================================
    Total expenses                                   471,674
============================================================
Less: Fees waived                                    (85,532)
------------------------------------------------------------
    Expenses paid indirectly                            (691)
============================================================
    Net expenses                                     385,451
============================================================
Net investment income                                 13,870
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from investment securities          82,844
============================================================
Change in net unrealized appreciation of:
  Investment securities                            3,383,840
------------------------------------------------------------
  Option contracts                                    13,557
============================================================
                                                   3,397,397
============================================================
Net gain from investment securities and option
  contracts                                        3,480,241
============================================================
Net increase in net assets resulting from
  operations                                      $3,494,111
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                               APRIL 30,     OCTOBER 31,
                                                                 2001           2000
                                                              -----------    -----------
OPERATIONS:

  Net investment income                                       $    13,870    $   10,051
----------------------------------------------------------------------------------------
  Net realized gain from investment securities                     82,844            25
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and option contracts                             3,397,397       771,563
========================================================================================
    Net increase in net assets resulting from operations        3,494,111       781,639
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (42,840)      (19,234)
----------------------------------------------------------------------------------------
  Class B                                                         (23,001)           --
----------------------------------------------------------------------------------------
  Class C                                                          (9,037)           --
----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                         (23,272)      (12,288)
----------------------------------------------------------------------------------------
  Class B                                                         (16,263)           --
----------------------------------------------------------------------------------------
  Class C                                                          (6,794)           --
----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      39,838,201     4,188,609
----------------------------------------------------------------------------------------
  Class B                                                      32,165,800     2,671,623
----------------------------------------------------------------------------------------
  Class C                                                      12,700,510     1,187,091
========================================================================================
    Net increase in net assets                                 88,077,415     8,797,440
========================================================================================

NET ASSETS:

  Beginning of period                                           9,950,547     1,153,107
========================================================================================
  End of period                                               $98,027,962    $9,950,547
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $93,942,573    $9,238,062
----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (31,243)       29,765
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                     32,745        (3,770)
----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    option contracts                                            4,083,887       686,490
========================================================================================
                                                              $98,027,962    $9,950,547
________________________________________________________________________________________
========================================================================================

NOTES TO FINANCIAL STATEMENTS
April 30, 2001

(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $1 billion of the Fund's average daily net assets, plus 0.575% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $2 billion. During the six months ended April 30, 2001, AIM waived fees of $85,532.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $24,726 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $19,419 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the

1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $41,156, $86,984 and $36,277, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $74,790 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $18,229 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 2001, the Fund paid legal fees of $1,457 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $467 and reductions in custodian fees of $224 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $691.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $84,139,927 and $2,664,096, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                           $4,246,681
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (218,125)
============================================================
Net unrealized appreciation of investment
  securities                                      $4,028,556
____________________________________________________________
============================================================
Cost of investments for tax purposes is $95,273,411.


NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2001 are summarized as follows:

                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------    --------
Beginning of period                                              --        $    --
-----------------------------------------------------------------------------------
Written                                                          85         20,144
===================================================================================
End of period                                                    85        $20,144
___________________________________________________________________________________
===================================================================================


Open call option contracts written at April 30, 2001 were as follows:

                                    CONTRACT       STRIKE       NUMBER OF       PREMIUMS       APRIL 30, 2001        UNREALIZED
ISSUE                                MONTH         PRICE        CONTRACTS       RECEIVED        MARKET VALUE        APPRECIATION
-----                               --------       ------       ---------       --------       --------------       ------------
Altera Corp.                         Jun-01         $35            85           $20,144            $6,587             $13,557
================================================================================================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                   APRIL 30, 2001           OCTOBER 31, 2000
                                                              ------------------------    ---------------------
                                                               SHARES        AMOUNT       SHARES       AMOUNT
                                                              ---------    -----------    -------    ----------
Sold:
  Class A                                                     3,877,158    $46,529,888    406,940    $4,618,456
---------------------------------------------------------------------------------------------------------------
  Class B                                                     2,885,498     34,407,934    238,116     2,718,547
---------------------------------------------------------------------------------------------------------------
  Class C                                                     1,214,187     14,509,728    104,697     1,197,020
===============================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         5,215         60,966      3,346        31,522
---------------------------------------------------------------------------------------------------------------
  Class B                                                         3,133         36,546         --            --
---------------------------------------------------------------------------------------------------------------
  Class C                                                         1,248         14,550         --            --
===============================================================================================================
Reacquired:
  Class A                                                      (559,134)    (6,752,653)   (44,224)     (461,369)
---------------------------------------------------------------------------------------------------------------
  Class B                                                      (193,908)    (2,278,680)    (3,974)      (46,924)
---------------------------------------------------------------------------------------------------------------
  Class C                                                      (155,970)    (1,823,768)      (871)       (9,929)
===============================================================================================================
                                                              7,077,427    $84,704,511    704,030    $8,047,323
_______________________________________________________________________________________________________________
===============================================================================================================


NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                                                            JUNE 30, 1999
                                                                                                          (DATE OPERATIONS
                                                              SIX MONTHS ENDED         YEAR ENDED           COMMENCED) TO
                                                              APRIL 30, 2001(a)    OCTOBER 31, 2000(a)    OCTOBER 31, 1999
                                                              -----------------    -------------------    -----------------
Net asset value, beginning of period                               $ 12.05               $ 9.40                $10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.02                 0.07                  0.03
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       0.42                 2.88                 (0.63)
===========================================================================================================================
    Total from investment operations                                  0.44                 2.95                 (0.60)
===========================================================================================================================
Less distributions:
  Dividends from net investment income                               (0.04)               (0.18)                   --
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (0.02)               (0.12)                   --
===========================================================================================================================
    Total distributions                                              (0.06)               (0.30)                   --
===========================================================================================================================
Net asset value, end of period                                     $ 12.43               $12.05                $ 9.40
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                       3.69%               32.21%                (6.00)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $47,392               $5,888                $1,153
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    1.26%(c)             1.25%                 1.25%(d)
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                 1.61%(c)             8.21%                10.02%(d)
===========================================================================================================================
Ratio of net investment income to average net assets                  0.41%(c)             0.62%                 0.87%(d)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                                  6%                  57%                   10%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $23,712,671.
(d)  Annualized.

                                                                             CLASS B
                                                              -------------------------------------
                                                                                    AUGUST 1, 2000
                                                                 SIX MONTHS          (DATE SALES
                                                                    ENDED           COMMENCED) TO
                                                              APRIL 30, 2001(a)    OCTOBER 31, 2000
                                                              -----------------    ----------------
Net asset value, beginning of period                               $ 12.02              $10.85
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.02)                 --
---------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.42                1.17
===================================================================================================
    Total from investment operations                                  0.40                1.17
===================================================================================================
Less distributions:
  Dividends from net investment income                               (0.03)                 --
---------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (0.02)                 --
===================================================================================================
    Total distributions                                              (0.05)                 --
===================================================================================================
Net asset value, end of period                                     $ 12.37              $12.02
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                       3.37%              10.78%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $36,239              $2,815
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    1.94%(c)            1.93%(d)
---------------------------------------------------------------------------------------------------
  Without fee waivers                                                 2.29%(c)            8.89%(d)
===================================================================================================
Ratio of net investment income (loss) to average net assets          (0.27)%(c)          (0.06)%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                                  6%                 57%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $17,541,092.
(d)  Annualized.

                                                                             CLASS C
                                                              -------------------------------------
                                                                                    AUGUST 1, 2000
                                                                                     (DATE SALES
                                                              SIX MONTHS ENDED      COMMENCED) TO
                                                              APRIL 30, 2001(a)    OCTOBER 31, 2000
                                                              -----------------    ----------------
Net asset value, beginning of period                               $ 12.02              $10.85
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.02)                 --
---------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.43                1.17
===================================================================================================
    Total from investment operations                                  0.41                1.17
===================================================================================================
Less distributions:
  Dividends from net investment income                               (0.03)                 --
---------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (0.02)                 --
===================================================================================================
    Total distributions                                              (0.05)                 --
===================================================================================================
Net asset value, end of period                                     $ 12.38              $12.02
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                       3.45%              10.78%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $14,397              $1,248
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    1.94%(c)            1.93%(d)
===================================================================================================
  Without fee waivers                                                 2.29%(c)            8.89%(d)
===================================================================================================
Ratio of net investment income (loss) to average net assets          (0.27)%(c)          (0.06)%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                                  6%                 57%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $7,315,517.
(d)  Annualized.

NOTE 10-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the period June 30, 1999 (date operations commenced) to October 31, 1999 and the year ended October 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the period June 30, 1999 (date operations commenced) to October 31, 1999 and the year ended October 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended October 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as directors.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                OFFICERS                                  OFFICE OF THE FUND
Robert H. Graham                                 Robert H. Graham                          11 Greenway Plaza
Chairman, President and                          Chairman and President                    Suite 100
Chief Executive Officer                                                                    Houston, TX 77046
A I M Management Group Inc.                      Carol F. Relihan
                                                 Senior Vice President and Secretary       INVESTMENT ADVISOR
Bruce L. Crockett
Director                                         Gary T. Crum                              A I M Advisors, Inc.
ACE Limited;                                     Senior Vice President                     11 Greenway Plaza
Formerly Director, President, and                                                          Suite 100
Chief Executive Officer                          Edgar M. Larsen                           Houston, TX 77046
COMSAT Corporation                               Vice President
                                                                                           TRANSFER AGENT
Owen Daly II                                     Dana R. Sutton
Formerly Director                                Vice President and Treasurer              A I M Fund Services, Inc.
Cortland Trust Inc.                                                                        P.O. Box 4739
                                                 Melville B. Cox                           Houston, TX 77210-4739
Albert R. Dowden                                 Vice President
Chairman of the Board of Directors,                                                        CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and      Mary J. Benson
Director, Magellan Insurance Company,            Assistant Vice President and              State Street Bank and Trust Company
Formerly Director, President and                 Assistant Treasurer                       225 Franklin Street
Chief Executive Officer,                                                                   Boston, MA 02110
Volvo Group North America, Inc.; and             Sheri Steward Morris
Senior Vice President, AB Volvo                  Assistant Vice President and              COUNSEL TO THE FUND
                                                 Assistant Treasurer
Edward K. Dunn Jr.                                                                         Ballard Spahr
Chairman, Mercantile Mortgage Corp.;             Juan E. Cabrera, Jr.                      Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,            Assistant Secretary                       1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                   Philadelphia, PA 19103
President, Mercantile Bankshares                 Jim A. Coppedge
                                                 Assistant Secretary                       COUNSEL TO THE TRUSTEES
Jack M. Fields
Chief Executive Officer                          Renee A. Friedli                          Kramer, Levin, Naftalis & Frankel LL
Texana Global, Inc.;                             Assistant Secretary                       919 Third Avenue
Formerly Member                                                                            New York, NY 10022
of the U.S. House of Representatives             P. Michelle Grace
                                                 Assistant Secretary                       DISTRIBUTOR
Carl Frischling
Partner                                          John H. Lively                            A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP            Assistant Secretary                       11 Greenway Plaza
                                                                                           Suite 100
Prema Mathai-Davis                               Nancy L. Martin                           Houston, TX 77046
Formerly Chief Executive                         Assistant Secretary
Officer, YWCA of the U.S.A.
                                                 Ofelia M. Mayo
Lewis F. Pennock                                 Assistant Secretary
Partner
Pennock & Cooper                                 Lisa A. Moss
                                                 Assistant Secretary
Louis S. Sklar
Executive Vice President                         Kathleen J. Pflueger
Hines Interests                                  Assistant Secretary
Limited Partnership
                                                 Stephen R. Rimes
                                                 Assistant Secretary

                                                 Timothy D. Yang
                                                 Assistant Secretary


                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                     RISK TOLERANCE AND YOUR TIME HORIZON.

                     -------------------------------------

                          THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

   DOMESTIC EQUITY FUNDS           INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                leadership in the mutual fund industry since
      MORE AGGRESSIVE                      MORE AGGRESSIVE                      1976 and managed approximately $154 billion
                                                                                in assets for nine million shareholders,
AIM Small Cap Opportunities(1)          AIM Latin American Growth               including individual investors, corporate
AIM Mid Cap Opportunities(1)            AIM Developing Markets                  clients and financial institutions, as of
AIM Large Cap Opportunities(2)          AIM European Small Company              March 31, 2001.
AIM Emerging Growth                     AIM Asian Growth                            The AIM Family of Funds--Registered
AIM Small Cap Growth(1)                 AIM Japan Growth                        Trademark-- is distributed nationwide, and
AIM Aggressive Growth                   AIM International Emerging Growth       AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth                      AIM European Development                complex in the United States in assets under
AIM Small Cap Equity                    AIM Euroland Growth                     management, according to Strategic Insight,
AIM Capital Development                 AIM Global Aggressive Growth            an independent mutual fund monitor.
AIM Constellation                       AIM International Equity                    AIM is a subsidiary of AMVESCAP PLC, one of
AIM Dent Demographic Trends             AIM Advisor International Value         the world's largest independent financial
AIM Select Growth                       AIM Worldwide Spectrum                  services companies with $370 billion in
AIM Large Cap Growth                    AIM Global Trends                       assets under management as of March 31, 2001.
AIM Weingarten                          AIM Global Growth
AIM Mid Cap Equity
AIM Value II                               MORE CONSERVATIVE
AIM Charter AIM Value
AIM Blue Chip                            SECTOR EQUITY FUNDS
AIM Basic Value
AIM Large Cap Basic Value                  MORE AGGRESSIVE
AIM Balanced
AIM Advisor Flex                        AIM New Technology
                                        AIM Global Telecommunications and Technology
      MORE CONSERVATIVE                 AIM Global Infrastructure
                                        AIM Global Resources
                                        AIM Global Financial Services
                                        AIM Global Health Care
                                        AIM Global Consumer Products and Services
                                        AIM Advisor Real Estate
                                        AIM Global Utilities

                                           MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS               TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                           MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                    MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                      LCBV-SAR-1

A I M Distributors, Inc.